UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2013

_______________________________

Swordfish Financial, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Minnesota	0-07475	41-0831186
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

909 Independence Parkway, Southlake, Texas 76092
(Address of Principal Executive Offices) (Zip Code)

(972) 393-5892
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JOINT VENTURE AGREEMENT

THIS PARTNERSHIP AGREEMENT (the "Agreement") made and entered into this 22nd day of May, 2013 (the "Execution Date"),

BETWEEN

iPoint Television, LLC of 909 Independence Parkway, Southlake, TX 76092, and

Swordfish Financial, Inc. of 909 Independence Parkway, Southlake, TX 76092

(individually the "Partner" and collectively the "Partners").

BACKGROUND:

A.	The Partners wish to associate themselves as partners in business.
B.	The terms and conditions of this Agreement sets out the terms and conditions as to how they will be partners.

IN CONSIDERATION OF and as a condition of the Partners entering into this Agreement and other valuable consideration, the receipt and sufficiency of which consideration is acknowledged, the parties to this Agreement agree as follows:

1.	Formation
2.	By this Agreement the Partners enter into a general partnership (the "Partnership") in accordance with the laws of the State of Texas. The rights and obligations of the Partners will be as stated in the applicable legislation of the State of Texas (the 'Act') except as otherwise provided here.
3.	Name
1.	The firm name of the Partnership will be iPoint TV.
4.	Purpose
1.	The purpose of the Partnership will be: To provide capitalization for marketing, product distribution and development.
5.	Term
1.	The Partnership is a fixed term partnership beginning June 1st, 2013 and ending May 31st, 2018 or as otherwise provided in this Agreement. Where the Partnership is entered for a fixed term and the Partnership continues after the expiration of that term then in the absence of an express new agreement, the rights and duties of the

Partners remain the same as they were at the expiration of that term so far as those terms are consistent with a partnership at will.

6.	Place of Business
1.	The principal office of the business of the Partnership will be located at 1400 West Northwest Highway, Grapevine, TX 760512 or such other place as the Partners may from time to time designate.
7.	Service and Capital Contributions
1.	Each of the Partners has contributed to the service and capital of the Partnership, in services or cash in agreed upon value, as follows (the "Capital Contribution"):
Partner	Contribution Description
iPoint Television, LLC	iPoint Television, LLC will provide contacts, business infrastructure and co-communicate with location, producers, networks, software development, application distribution and all other business opportunities to advance the company. All media applications and distribution will include all smart devices such as mobile phones, tablets, radios, television sets and any future technology which will qualify as a Smart Internet Protocol connected device.
Swordfish Financial, Inc.	Swordfish Financial, Inc. a publicly traded company (OTC Pink: SWRF) hereafter known as SFI, will provide on going capital for advancements such cost as equipment, computers, marketing material, employees and any other items needed for capitalization of the iPoint business model included but not limited to the day-to-day operations and expenses.

22. The Partners will contribute their respective Capital Contributions fully and on time according to the following schedule:

Partner	Contribution Schedule Description

iPoint Television, LLC	Contributions are made available as Day-To-Day services needed.
Swordfish Financial, Inc.	Contributions are made available as needed.
29.	Withdrawal of Capital
8.	No Partner will withdraw any portion of their Capital Contribution without the express written consent of the remaining Partners.
9.	Additional Capital
10.	Capital Contributions may be amended from time to time, according to the requirements of the Partnership provided that the interests of the Partners are not affected, except with the unanimous consent of the Partners. Whenever additional capital is determined to be required and an individual Partner is unwilling or unable to meet the additional contribution requirement within a reasonable period, as required by Partnership business obligations, remaining Partners may contribute in proportion to their existing Capital Contributions to resolve the amount in default. In such case the allocation of profits or losses among all the Partners will be adjusted to reflect the aggregate change in Capital Contributions by the Partners.
11.	Any advance of money to the Partnership by any Partner in excess of the amounts provided for in this Agreement or subsequently agreed to as Additional Capital Contribution will be deemed a debt due from the Partnership and not an increase in Capital Contribution of the Partner. This liability will be repaid with interest at rates and times to be determined by a majority of the Partners within the limits of what is required or permitted in the Act. This liability will not entitle the lending Partner to any increased share of the Partnership's profits nor to a greater voting power. Such debts may have preference or priority over any other payments to Partners as may be determined by a majority of the Partners.
12.	Capital Accounts
13.	An individual capital account (the "Capital Accounts") will be maintained for each Partner and their Initial Capital Contribution will be credited to this account. Any Additional Capital Contributions made by any Partner will be credited to that Partner's individual Capital Account.
14.	Interest on Capital

15.	No borrowing charge or loan interest will be due or payable to any Partner on their agreed Capital Contribution inclusive of any agreed Additional Capital Contributions.
16.	Drawing Accounts
17.	An individual drawing account will be maintained for each Partner. Each Partner will be entitled to draw against their share of the profits in such amounts and at such time as will be agreed by the Partners. The drawing account is a temporary account and is expected to have a debit balance if there have been any withdrawals. At the end of each accounting year, the drawing accounts are closed by transferring the debit balance to each Partner's capital account.
18.	Financial Decisions
19.	Decisions regarding the distribution of profits, allocation of losses, and the requirement for Additional Capital Contributions as well as all other financial matters will be determined by a unanimous vote of the Partners.
20.	Profit and Loss
21.	Subject to the other provisions of this Agreement, the net profits and losses of the Partnership, for both accounting and tax purposes, will accrue to and be borne by the Partners according to the following schedule:

PARTNER	PROFIT/LOSS PERCENT
iPoint Television, LLC	50%
Swordfish Financial, Inc.	50%

50. Compensation for Services Rendered

22.	No Partner will be compensated for services rendered to the Partnership, except reimbursement for expenses directly related to the operation of the Partnership.
23.	Books of Account

24.	Accurate and complete books of account of the transactions of the Partnership will be kept and at all reasonable times be available and open to inspection and examination by any Partner. The Books of Account will be kept on the cash basis method of accounting.
25.	Annual Report
26.	As soon as practicable after the close of each fiscal year, the Partnership will furnish to each Partner an annual report showing a full and complete account of the condition of the Partnership. This report will consist of at least the following documents:
a.	A statement of all information as will be necessary for the preparation of each Partner's income or other tax returns;
b.	A copy of the Partnership's federal income tax returns for that fiscal year;
c.	Supporting income statement;
d.	A balance sheet;
e.	A cash flow statement;
f.	A breakdown of the profit and loss attributable to each Partner; and
g.	Any additional information that the Partners may require.
27.	Banking and Partnership Funds
28.	The funds of the Partnership will be placed in such investments and banking accounts as will be designated by the Partners. All withdrawals from these bank accounts will be made by the duly authorized agent or agents of the Partners as agreed by unanimous consent of the Partners. Partnership funds will be held in the name of the Partnership and will not be commingled with those of any other person or entity.
29.	Fiscal Year
30.	The fiscal year will end on the 1st day of January of each year.
31.	Audit
32.	Any of the Partners will have the right to request an audit of the Partnership books. The cost of the audit will be borne by the Partnership. The audit will be performed by an accounting firm acceptable to all the Partners. Not more than one (1) audit will be required by any or all of the Partners for any fiscal year.

33.	Management
34.	All the Partners will be consulted and the advice and opinions of the Partners will be obtained as much as is practicable. However, the Managing Partner will have management and control of the day-to-day business of the Partnership for the purposes stated in this Agreement. All matters outside the day-to-day business of the Partnership will be decided by a 100% (percent) vote of the Partners.
35.	The Managing Partner will be iPoint Television, LLC or will mean any party subsequently appointed to that role.
36.	In addition to day-to-day management tasks, the Managing Partner's duties will include keeping, or causing to be kept, full and accurate business records for the Partnership according to accepted accounting practices and overseeing the preparation of any reports considered reasonably necessary to keep the Partners informed of the business performance of the Partnership.
37.	A Managing Partner can voluntarily withdraw from the position of Managing Partner or can be replaced by a unanimous vote of the remaining Partners. In the event of a withdrawal or removal of the Managing Partner from the position of Managing Partner or from the Partnership, the remaining Partners will have equal rights in the management of the Partnership and will appoint successor Managing Partners.
38.	The Managing Partner will not be liable to the remaining Partners for any action or failure to act resulting in loss or harm to the Partnership except in the case of gross negligence or willful misconduct.
39.	The Managing Partner is authorized and may retain, or otherwise secure or enter into contracts with persons or firms as from time to time may be required in the management of the Partnership's business including, but not limited to, arrangements with sales companies, attorneys, accountants, brokers, advertising and insurance companies.
40.	Contract Binding Authority
41.	Only the Managing Partner will have the authority to bind the Partnership in contract.
42.	Tax Matters Partner
43.	The tax matters partner will be Swordfish Financial, Inc. (the "Tax Matters Partner"). The Tax Matters Partner will prepare, or cause to be prepared, all tax returns and reports for the Partnership and make any related elections that the Partners deem advisable.
44.	A Tax Matters Partner can voluntarily withdraw from the position of Tax Matters Partner or can be appointed or replaced by a majority vote of the other Partners. In the event of a withdrawal of the Tax Matters Partner from the Partnership, the remaining Partners will appoint a successor as soon as practicable.

45.	Meetings
46.	Regular meetings will be held monthly.
47.	Any Partner can call a special meeting to resolve issues that require a vote, as indicated by this Agreement, by providing all Partners with reasonable notice. In the case of a special vote, the meeting will be restricted to the specific purpose for which the meeting was held.
48.	All meetings will be held at a time and in a location that is reasonable, convenient and practical considering the situation of all Partners.
49.	Admitting a New Partner
50.	A new Partner may only be admitted to the Partnership with a unanimous vote of the existing Partners.
51.	Any new Partner agrees to be bound by all the covenants, terms, and conditions of this Agreement, inclusive of all current and future amendments. Further, a new Partner will execute such documents as are needed to effect the admission of the new Partner. Any new Partner will receive such business interest in the Partnership as determined by a unanimous decision of the other Partners.
52.	Transfer of Partnership Interest
53.	A Partner will not in any way voluntarily alienate their interest in the Partnership or its assets. Any such prohibited transfer, if attempted, will be void and without force or effect.
54.	Dissociation of a Partner
55.	Voluntary Withdrawal: No Partner may voluntarily withdraw from the Partnership for a period of three (3) months from the execution date of this Agreement (the "Prohibited Withdrawal Period"). Where a Partner withdraws prior to the end of that Prohibited Withdrawal Period, that Partner may be subject to penalties that reasonably reflect the damages done to the Partnership caused by the withdrawal of the Dissociated Partner prior to the end of the Prohibited Withdrawal Period including, but not limited to, loss of Partnership earnings. After the expiration of the Prohibited Withdrawal Period, any Partner (the "Dissociated Partner") will have the right to voluntarily withdraw from the Partnership at any time. Written notice of intention to withdraw must be served upon the remaining Partners at least three (3) months prior to the withdrawal date. The withdrawal of that Dissociated Partner will result in the dissolution of the Partnership. It remains incumbent on the Dissociated Partner to exercise the right to withdraw in good faith and to minimize any present or future harm done to the remaining Partners as a result of the withdrawal.

56.	Involuntary Withdrawal: Events leading to the involuntary withdrawal of a Partner (the "Dissociated Partner") from the Partnership will include but not be limited to: death of a Partner; Partner mental incapacity; Partner disability preventing reasonable participation in the Partnership; Partner incompetence; breach of fiduciary duties by a Partner; criminal conviction of a Partner; Operation of Law against a Partner or a legal judgment against a Partner that can reasonably be expected to bring the business or societal reputation of the Partnership into disrepute. Expulsion of a Partner can also occur on application by the Partnership or another Partner, where it has been judicially determined that the Partner: has engaged in wrongful conduct that adversely and materially affected the Partnership's business; has willfully or persistently committed a material breach of this Agreement or of a duty owed to the Partnership or to the other Partners; or has engaged in conduct relating to the Partnership's business that makes it not reasonably practicable to carry on the business with the Partner. The withdrawal of such Partner will result in the dissolution of the Partnership.
57.	Where the dissociation of a Partner for any reason results in the dissolution of the Partnership then the Partnership will proceed in a reasonable and timely manner to dissolve the Partnership, with all debts being paid first, prior to any distribution of the remaining funds. Valuation and distribution will be determined as described in the Valuation of Interest section of this Agreement.
58.	The remaining Partners retain the right to seek damages from a dissociated Partner where the dissociation resulted from a malicious or criminal act by the dissociated Partner or where the dissociated Partner had breached their fiduciary duty to the Partnership or was in breach of this Agreement or had acted in a way that could reasonably be foreseen to bring harm or damage to the Partnership or to the reputation of the Partnership.
59.	Dissolution
60.	The Partnership may be dissolved by a 50% (percent) vote by the Partners.
61.	Distribution of Property on Dissolution of Partnership
62.	Upon Dissolution of the Partnership and liquidation of Partnership Property, and after payment of all selling costs and expenses, the liquidator will distribute the Partnership assets to the following groups according to the following order of priority:
a.	In satisfaction of liabilities to creditors except Partnership obligations to current Partners;
b.	In satisfaction of Partnership obligations to current Partners to pay debts; and

c.	To the Partners in proportion to their respective Profit and Loss sharing ratios.
63.	The claims of each priority group will be satisfied in full before satisfying any claims of a lower priority group. Any excess of Partnership assets after liabilities or any insufficiency in Partnership assets in resolving liabilities under this section will be resolved by the Partners in proportion to the respective Profit and Loss sharing ratios of each Partner as set out in this Agreement.
64.	Valuation of Interest
65.	In the absence of a written agreement setting a value, the value of the Partnership will be based on the fair market value appraisal of all Partnership assets (less liabilities) determined in accordance with generally accepted accounting procedures. This appraisal will be conducted by an independent accounting firm agreed to by all Partners. An appraiser will be appointed within a reasonable period of the date of withdrawal or dissolution. The results of the appraisal will be binding on all Partners. A withdrawing Partner's interest will be based on the proportion of their respective Profit and Loss sharing ratio less any outstanding liabilities the withdrawing Partner may have to the Partnership. The intent of this section is to ensure the survival of the Partnership despite the withdrawal of any individual Partner.
66.	No allowance will be made for goodwill, trade name, patents or other intangible assets, except where those assets have been reflected on the Partnership books immediately prior to valuation.
67.	Goodwill
68.	The goodwill of the Partnership business will be assessed at an amount to be determined by appraisal using generally accepted accounting procedures.
69.	Title to Partnership Property
70.	Title to all Partnership Property will remain in the name of the Partnership. No Partner or group of Partners will have any ownership interest in such Partnership Property in whole or in part.
71.	Voting
72.	Any vote required will be assessed such that the number of votes each Partner is entitled to cast is based upon the proportion of that Partner's profit and loss sharing ratio.
73.	Force Majeure
74.	A Partner will be free of liability to the Partnership where the Partner is prevented from executing their obligations under this Agreement in whole or in part due to force majeure,

such as earthquake, typhoon, flood, fire, and war or any other unforeseen and uncontrollable event where the Partner has communicated the circumstance of said event to any and all other Partners and taken any and all appropriate action to mitigate said event.

75.	Duty of Loyalty
76.	No Partner will engage in any business, venture or transaction, whether directly or indirectly, that might be competitive with the business of the Partnership or that would be in direct conflict of interest to the Partnership. Any potential conflicts of interest will be deemed an Involuntary Withdrawal of the offending Partner and may be treated accordingly by the remaining Partners. A withdrawing Partner will not carry on a similar business to the business of the Partnership within any established or contemplated market regions of the Partnership for a period of at least three (3) months after the date of withdrawal.
77.	Duty of Accountability for Private Profits
78.	Each Partner must account to the Partnership for any benefit derived by that Partner without the consent of the other Partners from any transaction concerning the Partnership or any use by that Partner of the Partnership property, name or business connection. This duty continues to apply to any transactions undertaken after the Partnership has been dissolved but before the affairs of the Partnership have been completely wound up by the surviving Partner or Partners or their agent or agents.
79.	Duty to Devote Time
80.	Each Partner will devote such time and attention to the business of the Partnership as the majority of the Partners will from time to time reasonably determine for the conduct of the Partnership business.
81.	Actions Requiring Unanimous Consent of the Partners
82.	The following list of actions will require the unanimous consent of all Partners:
a.	Waiving or releasing any Partnership claim except for full consideration;
b.	Possessing Partnership property, or assigning property rights of Partnership property, for other than a Partnership purpose;
c.	Endangering the ownership or possession of Partnership property; and
d.	Assigning check signing authority.

83.	Any losses incurred as a result of a violation of this section will be charged to and collected from the individual Partner incurring the loss.
84.	Forbidden Acts
85.	No Partner may do any act in contravention of this Agreement.
86.	No Partner may permit, intentionally or unintentionally, the assignment of express, implied or apparent authority to a third party that is not a Partner in the Partnership.
87.	No Partner may do any act that would make it impossible to carry on the ordinary business of the Partnership.
88.	No Partner may confess a judgment against the Partnership.
89.	No Partner will have the right or authority to bind or obligate the Partnership to any extent with regard to any matter outside the intended purpose of the Partnership.
90.	Any violation of the above Forbidden Acts will be deemed an Involuntary Withdrawal of the offending Partner and may be treated accordingly by the remaining Partners.
91.	Indemnification
92.	All Partners will be indemnified and held harmless by the Partnership from and against any and all claims of any nature, whatsoever, arising out of a Partner's participation in Partnership affairs. A Partner will not be entitled to indemnification under this section for liability arising out of gross negligence or willful misconduct of the Partner or the breach by the Partner of any provisions of this Agreement.
93.	Liability
94.	A Partner will not be liable to the Partnership, or to any other Partner, for any mistake or error in judgment or for any act or omission done in good faith and believed to be within the scope of authority conferred or implied by this Agreement or the Partnership.
95.	Liability Insurance
96.	The Partnership may acquire insurance on behalf of any Partner, employee, agent or other person engaged in the business interest of the Partnership against any liability asserted against them or incurred by them while acting in good faith on behalf of the Partnership.
97.	Life Insurance

98.	The Partnership will have the right to acquire life insurance on the lives of any or all of the Partners, whenever it is deemed necessary by the Partnership. Each Partner will cooperate fully with the Partnership in obtaining any such policies of life insurance.
99.	Amendments
100.	This Agreement may not be amended in whole or in part without the unanimous written consent of all Partners.
101.	Jurisdiction
102.	The Partners submit to the jurisdiction of the courts of the State of Texas for the enforcement of this Agreement or any arbitration award or decision arising from this Agreement.
103.	Mediation
104.	In the event a dispute arises out of or in connection with this Agreement, the Parties will attempt to resolve the dispute through friendly consultation.
105.	If the dispute is not resolved within a reasonable period, then any or all outstanding issues between the parties relating to this Agreement will first be submitted to neutral, non-binding mediation in accordance with any statutory rules of mediation. The parties agree to participate in mediation in good faith and will attempt to resolve any disputes promptly and within a reasonable time period. If the mediation does not successfully resolve the dispute, then the parties may proceed to seek an alternative form of resolution in accordance with any other rights and remedies afforded to them by law.
106.	The Partners together will select a mediator that is acceptable to all Partners. If the Partners are unable to select a neutral mediator, then each Partner will select a mediator and those mediators together will then select a third neutral mediator who will attempt to work with the Partners to resolve the dispute.
107.	The parties further agree to share the costs of mediation equally and each party will pay its own expenses of preparation and representation by counsel in the mediation.
108.	Definitions
109.	For the purpose of this Agreement, the following terms are defined as follows:
a.	"Additional Capital Contributions" means Capital Contributions, other than Initial Capital Contributions, made by Partners to the Partnership.

b.	"Capital Contribution" means the total amount of cash or Property contributed to the Partnership by any one Partner.
c.	"Initial Capital Contribution" means Capital Contributions made by any Partner to acquire an interest in the Partnership.
d.	"Operation of Law" means rights or duties that are cast upon a party by the law, without any act or agreement on the part of the individual including, but not limited to, an assignment for the benefit of creditors, a divorce, or a bankruptcy.
110.	Miscellaneous
111.	Time is of the essence in this Agreement.
112.	This Agreement may be executed in counterparts.
113.	Headings are inserted for the convenience of the parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine gender include the feminine gender and vice versa. Words in the neuter gender include the masculine gender and the feminine gender and vice versa.
114.	If any term, covenant, condition or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it is the parties' intent that such provision be reduced in scope by the court only to the extent deemed necessary by that court to render the provision reasonable and enforceable and the remainder of the provisions of this Agreement will in no way be affected, impaired or invalidated as a result.
115.	This Agreement contains the entire agreement between the parties. All negotiations and understandings have been included in this Agreement. Statements or representations which may have been made by any party to this Agreement in the negotiation stages of this Agreement may in some way be inconsistent with this final written Agreement. All such statements are declared to be of no value in this Agreement. Only the written terms of this Agreement will bind the parties.
116.	This Agreement and the terms and conditions contained in this Agreement apply to and are binding upon the Partner's successors, assigns, executors, administrators, beneficiaries, and representatives.
117.	Any notices or delivery required here will be deemed completed when hand-delivered, delivered by agent, or seven (7) days after being placed in the post, postage prepaid, to the parties at the addresses contained in this Agreement or as the parties may later designate in writing.

118.	All of the rights, remedies and benefits provided by this Agreement will be cumulative and will not be exclusive of any other such rights, remedies and benefits allowed by law.

IN WITNESS WHEREOF the parties have duly affixed their signatures under hand and seal on this 22nd day of May, 2013.